As filed with the Securities and Exchange Commission on May 30, 2007

Securities Act Registration No. 333-141556

Investment Company Act File No. 811-22040

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 1

MLP & Strategic Equity Fund Inc.

(Exact Name of Registrant as Specified in Charter)

4 World Financial Center, 6th Floor, New York, NY 10080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 449-4742

Mitchell M. Cox

IQ Investment Advisors LLC

4 World Financial Center, 6th Floor, New York, NY 10080

(Name and Address of Agent for Service)

COPY TO:

Margery K. Neale, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, NY 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐ when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock ($.001 par value per share)	50,000 Shares	$20.00	$1,000,000	$30.70

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	This amount was previously paid with the initial filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information contained in this prospectus is not complete and may be changed. The fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated May 30, 2007

PROSPECTUS

Shares MLP & Strategic Equity Fund Inc. Common Stock $20.00 per Share

MLP & Strategic Equity Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The Fund’s investment objective is to provide a high level of after-tax total return. The Fund seeks to achieve its investment objective primarily by investing substantially all of its net assets in a portfolio of publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market (the “MLP Portfolio”). The Fund will then seek to enhance the return of the MLP Portfolio by entering into additional transactions as described in this prospectus.

This prospectus relates to the offering of securities of the Fund, for which the Fund has applied to list its shares, on the New York Stock Exchange, Inc. (“NYSE”) under the ticker symbol “MTP.” Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund’s shares involves certain risks. See “ Risk Factors and Special Considerations” beginning on page 26 of this prospectus.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$.90	$
Proceeds, before expenses, to the Fund(2)	$19.10	$

(1)	The Fund has agreed to pay its underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” in this prospectus. The Fund’s investment adviser may pay certain qualifying underwriters, from its own assets, a sales incentive fee or a marketing fee for advice and services related to the sale and distribution of the Fund’s common shares. This fee is not included in the sales load, and is not payable by the Fund or its stockholders.
(2)	The Fund’s investment adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $ . The Fund’s investment adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (0.20% of the offering price). See “Underwriting” in this prospectus.
(3)	The underwriters have an option to purchase up to an additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the Fund will be $ , $ , $ , and $ , respectively. See “Underwriting” in this prospectus.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense. This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

The U.S. Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the U.S. Securities and Exchange Commission. Additional information about the Fund has been filed with the U.S. Securities and Exchange Commission and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, call IQ Investment Advisors LLC at 877-449-4742. Following the Fund’s initial public offering, stockholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, without charge, on IQ Investment Advisors LLC’s website (www.IQIAFunds.com). This reference to the website does not incorporate the contents of the website into this prospectus.

The shares will be ready for delivery on or about                 , 2007.

Merrill Lynch & Co.	A.G. Edwards

BB&T Capital Markets	Robert W. Baird & Co.	Deutsche Bank Securities

Ferris, Baker Watts Incorporated	Janney Montgomery Scott LLC	Ladenburg Thalmann & Co. Inc.

The date of this prospectus is                 , 2007.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Information about the Fund can be reviewed and copied at the U.S. Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information also is available on the SEC’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to MLP & Strategic Equity Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

MLP & Strategic Equity Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company.

The Offering

The Fund is offering                  shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional                  shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

Investment Objective

The Fund’s investment objective is to provide a high level of after-tax total return. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

The Fund seeks to achieve its investment objective primarily by investing substantially all of its net assets in a portfolio of publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market (the “MLP Portfolio”). The Fund will then seek to enhance the return of the MLP Portfolio by entering into variable prepaid forward contracts (the “Forward Contracts”) to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. The strategic equity securities that are the subject of the Forward Contracts (the “Contract Securities”) are expected to have a low correlation with the constituents of the MLP Portfolio. The Contract Securities may be the subject of a Forward Contract individually, or grouped together as a basket of multiple Contract Securities. This prospectus refers to the process of entering into the Forward Contracts and the purchasing of the Contract Securities as the “Additional Transactions.”

The MLP Portfolio.

The MLP Portfolio generally will consist of domestic and international MLP Entities (as defined below) that are engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage, or delivery of energy-related commodities (collectively the “Energy-Related Industries”). Energy-related commodities may include, but are not limited to, natural gas, natural gas liquids, coal, crude oil or refined petroleum products. The MLP Portfolio is expected to be concentrated in the Energy-Related Industries. In managing the Fund’s MLP Portfolio, the Fund’s subadviser will seek to construct and maintain a diversified portfolio of MLP Entities.

The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

The subadviser will select MLP Entities for the Fund’s MLP Portfolio based on a two-step process.

First, the subadviser will construct an MLP investment model that seeks to replicate the broad MLP marketplace. In constructing the model, the subadviser will consider a variety of factors, including but not limited to, market capitalization, liquidity, credit rating, source of qualifying income, business focus, and structure of the MLP Entities. Each MLP Entity selected for the model will be weighted generally in accordance with its market capitalization relative to the aggregate market capitalization of the MLP Entities included in the model. The initial maximum weight for a particular MLP holding will be 8% of the total model, with any excess weighting reallocated to other holdings with characteristics similar to those of the capped holding. The maximum weighting constraint of the model is not a fundamental policy of the Fund and may be modified at any time without stockholder notice or approval.

Second, the subadviser will use the model as the basis for constructing and maintaining the Fund’s MLP Portfolio. MLP Entities selected for the Fund’s MLP Portfolio will be further evaluated based on the Fund’s potential tax liabilities, trading costs, cash requirements and other factors, including the relative valuation of related MLP Entities. Interests in MLP Entities that are not included in the model may be included in the Fund’s MLP Portfolio. In addition, the weighting of a holding within the Fund’s MLP Portfolio may differ from that of a holding within the model.

As described below, it is expected that the majority of the Fund’s performance will be attributable to the performance of the MLP Portfolio.

The Additional Transactions.

The Fund seeks to enhance the return of its MLP Portfolio by entering into the Additional Transactions. The Additional Transactions involve the forward sale by the Fund of the Contract Securities, and the purchase of the Contract Securities with the proceeds from the Forward Contracts. As discussed below, the Forward Contracts are strategic investments structured to allow the Fund to benefit from a portion of any appreciation in the value of the Contract Securities. The Fund will enter into Forward Contracts with terms of approximately one year and a collective notional value of approximately 300% of the Fund’s current net assets at the time the contracts are entered into. Generally speaking, this means that the Forward Contracts will have a notional value equal to about three times the value of the MLP Portfolio. Accordingly, the Forward Contracts have the effect of significantly increasing the Fund’s gross assets. The structure of the Forward Contracts, however, limits the potential for gain or loss by the Fund from the Contract Securities. As a result, the majority of the Fund’s return will most often come from gains or losses on the MLP Portfolio. Thus, the Fund is able to limit its holding of MLP Entities to 25% of its gross assets (allowing the Fund to elect regulated investment company (“RIC”) treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”)) but derive its performance primarily from the MLP Portfolio.

The Contract Securities that will be the subject of the Forward Contracts will be selected by the subadviser, in its discretion, utilizing a proprietary quantitative process. Factors considered in this process include, but are not limited to, market capitalization, dividend yield, price to book ratio, price to sales ratio, return on equity, return on total capital, earnings per share, earnings growth, and forward and trailing price to earnings ratios. The Contract Securities generally will be segregated on the Fund’s books and will serve as cover for the Fund’s obligations under the Forward Contracts.

As noted above, the Fund will enter into variable prepaid forward contracts with terms of approximately one year pursuant to which the Fund will agree to sell the Contract Securities. The Fund may, however, terminate these Forward Contracts (and, at the subadviser’s discretion, enter into new Forward Contracts) prior to maturity if the subadviser determines it would be in the best interest of the Fund to do so. A variable prepaid forward contract differs from a traditional prepaid forward contract because it enables its seller to retain a portion of the economic exposure to the underlying instrument’s return. In a traditional prepaid forward contract, the seller agrees to deliver at maturity a fixed number of shares (or their cash equivalent) to the purchaser regardless of the performance of the instrument. In a variable prepaid forward contract, the amount of shares that the seller is required to deliver at maturity varies as a function of the instrument’s performance. When structuring its Additional Transactions, the Fund will retain economic exposure to a portion of each Contract Security’s upside pursuant to the terms of the respective Forward Contract. However, the Fund will potentially benefit from any positive performance return on the Contract Security only if the Contract Security appreciates above the applicable price reflected in the Forward Contract, and then only up to a maximum price that is also reflected in the Forward Contract. If the Contract Securities do not appreciate sufficiently, the Additional Transactions will not enhance the Fund’s return and may not generate sufficient returns to cover their cost. As a result, the overall performance of the Fund, which is expected to be principally derived from the performance of the MLP Portfolio, may be positively or negatively affected by the performance of the Additional Transactions.

At the time of settlement of the Forward Contracts, the Contract Securities will be delivered to the counterparties to satisfy the obligations of the Forward Contracts. The Fund will seek physical settlement of the Forward Contracts, but reserves the right to settle by other means (i.e., cash settlement) under certain limited circumstances. Following settlement of the Forward Contracts, the Fund will enter into new Forward Contracts and purchase new Contract Securities as deemed appropriate by the subadviser in implementing the Fund’s investment strategy. The Fund, however, may adjust its portfolio of Contract Securities as necessary to maintain the Fund’s status as a “diversified” company under the Investment Company Act.

There is no assurance that the Additional Transactions will enhance the Fund’s return. See “Risk Factors and Special Considerations— Principal Risks—Forward Contracts.”

Under normal circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in MLPs and equity securities. In applying this investment policy, the Fund will treat the proceeds it receives from the Forward Contracts as borrowings for investment purposes. The 80% policy is not a fundamental policy and therefore may be changed without stockholder approval. However, we will not change or modify this policy unless we provide stockholders with at least 60 days’ prior notice.

Other Investment Strategies.    The Fund reserves the right to use other investment strategies from time to time in seeking to achieve its investment objective. These strategies may include purchasing securities of other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds; purchasing securities on a when-issued or delayed delivery basis; investing in foreign issuers; and using various derivative instruments, including financial instruments that are first created after the date of this prospectus. The Fund believes that investing in these types of securities and financial instruments provides the subadviser with greater investment flexibility and may allow the subadviser to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder and any exemptive orders issued by the SEC.

Temporary Defensive Positions.    The Fund does not intend to depart from its investment strategy in respect of the MLP Portfolio in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling MLP Entities in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash.

Short Term Investments.    The Fund may utilize short-term investments for cash management purposes. Short-term investments are short-term debt obligations and other similar securities, and may include: (1) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes these short-term investments, the allocation of the Fund’s assets to the MLP Portfolio will be reduced.

Who Should Invest

The Fund is designed for investors seeking to diversify their investment portfolio or specifically to gain exposure to the MLP market and who believe that the Fund’s investment strategy has the ability to generate positive returns over the investor’s time horizon. There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. See “Investment Strategy” and “Investment Restrictions” for more information about the Fund’s investment strategy.

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund’s subadviser may not be able to structure the Fund’s investment program as anticipated.

Industry Concentration Risk. The MLP Portfolio is expected to be concentrated in the Energy-Related Industries. The focus of the

MLP Portfolio on a specific group of related industries may present more risks than if the portfolio were broadly diversified over numerous unrelated industries. A downturn in the Energy-Related Industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments in the Energy-Related Industries may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

MLP Units Risk.    An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units. MLPs generally are organized by the owners of an existing business who determine that the use of the MLP structure will allow the operations of the business to be conducted in a more tax efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Holders of MLP interests also are exposed to the risk that they may be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S.

federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation and distributions received by the Fund generally would be taxed as dividend income.

General Risks of MLPs.    MLPs historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, MLPs may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, a significant portion of the market value of an MLP may be based upon its current yield. Accordingly, the prices of MLP units may be sensitive to fluctuations in interest rates and may decline when interest rates rise. In addition, rising interest rates could adversely impact the financial performance of MLPs by increasing their costs of capital. Also, because MLPs normally pay out the majority of their operating cash flows to partners, they may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit MLPs’ access to capital markets, their distribution growth prospects could be at risk. Increased costs of capital also may reduce an MLP’s ability to execute acquisitions or expansion projects in a cost-effective manner.

Energy Company Risk.    A majority of the Fund’s potential for gain or loss will originate from the MLP Portfolio. The MLP Portfolio is comprised primarily of interests in MLP Entities operating in the Energy-Related Industries, which includes a number of risks, including the following:

Supply and Demand Risk.    A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies operating in the energy sector. These companies are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some MLP Entities’ cash flows may be adversely impacted.

Depletion and Exploration Risk.    Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of energy commodities or in their transporting, storing, distributing or processing rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Marine Transportation Companies Risks.    Marine transportation (or “tanker” companies) are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Regulatory Risk.    Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Companies that violate such regulations are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In addition, changes to existing regulations or new interpretations of existing guidelines by a regulatory agency may affect an energy company’s use of its existing resources or adversely affect its existing revenues. Regulatory agencies may set tariff rates for interstate transportation of certain energy commodities, through pipelines or otherwise. If a regulator elected to lower pipeline tariffs or create regulations that adversely affect a pipeline owned by an MLP Entity, for example, that MLP Entity’s long-term cash flows could be jeopardized.

Commodity Pricing Risk.    The return on investments in energy companies is partly dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of energy commodities such as natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Weather Risks.    Weather plays a role in the seasonality of some MLP Entities’ cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product. Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP Entities’ insurance premiums.

Cash Flow Risk.    The amount and tax characterization of cash available for distribution by an MLP Entity depends upon the amount of cash generated by its operations. Cash available for distribution by MLP Entities will vary widely from quarter to quarter and is affected by various factors affecting the MLP Entities’ operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP Entity has available for distribution in a given period.

Affiliated Party Risk.    Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Catastrophe Risk.    The operations of energy companies are subject to many hazards inherent in the exploring, transporting, processing, storing and distributing of energy commodities. These hazards may include damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction equipment; leaks; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.

Acquisition Risk.    The abilities of MLP Entities to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus. Recently, the acquisition market has become more competitive as a result of the increased amount of MLP Entities, as well as significant private equity interest in midstream energy assets. Almost all MLP Entities have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Such circumstances may limit their future growth and their ability to raise distributions could be reduced. Furthermore, even if MLP Entities do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating income. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.

Equity Securities Risk. The Fund’s investment in Contract Securities generally will be comprised of equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. The value of an equity security generally is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.

Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report or governmental investigation, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Forward Contract Risk.    The Fund’s investment strategy involves the sale of variable prepaid forward contracts and the purchase of the Contract Securities with the sale proceeds (and a relatively small portion of the funds raised in the initial offering of Fund shares). The Fund will attempt to structure its Forward Contracts so that it will benefit from a portion of the increase, if any, in the value of the Contract Securities under certain circumstances, while strictly limiting the risk of loss if the value of the Contract Securities decreases. The Forward Contracts will be prepaid by the counterparties to those transactions and, as a result, the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the Forward Contracts. The main risk from the Forward Contracts is that any increase in the value of the Contract Securities may not be sufficient to offset the costs of entering into the Forward Contracts, and, as a result, the Fund will not be able to generate incremental investment performance to enhance the return on the MLP Portfolio.

Risk of Leverage.    The leveraged exposure created by the Additional Transactions presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock.

The Fund’s sale of Forward Contracts will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the Investment Company Act). The Fund’s Contract Securities generally will serve as collateral for the Fund’s obligations under the Forward Contracts.

Risks Related to Derivatives.    The Fund’s use of derivatives, including Forward Contracts, involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the subadviser correctly forecasts market movements, changes in interest rates and other factors. If the subadviser incorrectly forecasts these and other factors, the Fund’s performance could suffer. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying instruments. In addition, any increase or decrease in the value of the underlying instruments may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions.

The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing derivatives or to realize amounts to be received under such contracts.

Tax Risk.    As stated previously, the Fund expects to qualify as a RIC for U.S. federal income tax purposes. If the Fund failed to qualify as a RIC due to its investment in qualified publicly traded partnerships exceeding 25% of the fair market value of its total assets, because it failed to satisfy the 90% distribution requirement in any taxable year, or for any other reason, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and distributions to stockholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Furthermore, to re-qualify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial taxes and interest on such unrealized gains, and make certain substantial distributions.

Inadequate Return Risk.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Risks Associated with Distributions.    The Fund intends to make distributions on a monthly basis. In order to maintain a relatively stable level of monthly distributions, the Fund may return capital, pay out less than all of its net investment income or pay out undistributed income in addition to current month net investment income. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than another. The Fund expects that its distributions primarily will consist of a return of capital, particularly early in the life of the Fund. The Fund will make distributions only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.     Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Share Price Volatility.    Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s basis in the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, the demand for energy related investments and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations.”

Listing of Shares	The Fund has applied to list its shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “MTP” and will be required to meet the NYSE’s listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. The Fund’s Board of Directors will be elected each year at the Fund’s annual meeting of stockholders. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has certain oversight responsibility for the implementation of the strategy by the subadviser. In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of 1.12% of the Fund’s average daily net assets (the “Management Fee”). In addition, the Adviser will compensate the subadviser from the Management Fee.

The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 37 countries and private client assets of approximately $1.6 trillion as of March 31, 2007. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries and affiliates, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Fiduciary Asset Management, LLC (the “Subadviser” or “FAMCO”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited liability company organized under the laws of the State of Missouri, is registered as an investment adviser with the SEC under the Advisers Act. As of April 30, 2007, the Subadviser managed and supervised approximately $17.8 billion in assets. Under the Subadvisory Agreement, the Adviser compensates the Subadviser at an annual rate of 0.50% of the Fund’s average daily net assets.

On April 12, 2007, the principals of FAMCO and the Piper Jaffray Companies (“Piper Jaffray”), a Minneapolis-based international middle market investment bank and institutional securities firm, entered into an agreement for FAMCO to be acquired by Piper Jaffray (the “Transaction”). The Transaction has been approved by the manager and Class A Members of FAMCO and the board of directors of Piper Jaffray and is expected to close in the third quarter of 2007, although the Transaction remains subject to certain conditions being fulfilled.

The Transaction, if consummated, would cause a change of control of FAMCO and result in the automatic termination of the Subadvisory Agreement under the Investment Company Act. In light of the Transaction, the Board of Directors approved in principle a contingent subadvisory agreement between the Adviser and FAMCO (the “Contingent Subadvisory Agreement”) at a May 18, 2007 telephonic meeting and is expected to ratify and approve the Contingent Subadvisory Agreement at an in-person meeting presently scheduled for June 14, 2007. The Contingent Subadvisory Agreement contains substantially the same terms (including the same subadvisory fee) as the Subadvisory Agreement with FAMCO and will come into effect only if the Transaction is consummated.

Administrator	The Adviser has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The

Administration Agreement provides that the Adviser will pay the Administrator a fee for the performance of certain administrative services necessary for the operation of the Fund. The fees paid to the Administrator will be paid by the Adviser out of the Management Fee. The Administrator is an indirect subsidiary of BlackRock, Inc. Merrill Lynch is an equity investor in BlackRock, Inc. Certain officers of the Fund also serve as officers of BlackRock, Inc. or its affiliates.

Distributions

The Fund intends to make distributions on a monthly basis. The Fund expects that its distributions primarily will consist of a return of capital, particularly early in the life of the Fund. During this period, a significant portion of any distribution it receives from the MLP Entities (approximately 80% at current levels) will be deferred from taxation until the Fund sells its interest in such MLP Entities. As a result, during this time frame a significant portion of the Fund’s distributions to stockholders is expected to be tax deferred. The Fund will distribute net realized capital gains, if any, at least annually. In order to maintain a relatively stable level of monthly distributions, the Fund may return capital, pay out less than all of its net investment income or pay out undistributed income in addition to current month net investment income. A small portion of the Fund’s distributions may constitute qualified dividend income. The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund has the ability to borrow in order to pay its monthly distributions.

The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund’s distribution policy may have certain adverse consequences to the Fund and its stockholders because it may reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. Distributions to a stockholder that constitute a return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the stockholder’s current tax basis in his or her stock, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of the Fund’s common stock. See “U.S. Federal Income Tax Considerations.”

The Fund’s initial distribution to stockholders is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

The Fund, along with other closed-end registered investment companies advised by the Adviser, intends to apply for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to modify the Fund’s distribution policy. In the absence of exemptive relief from the SEC, the Fund generally is limited to making a single distribution of any long-term capital gains realized in a fiscal year.

Tax Aspects

The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and net realized capital gains, if any, to its stockholders at least annually.

Distributions in respect of dividends on any equity securities comprising the Contract Securities generally will not be taxable to the stockholders as qualified dividend income. Distributions in respect of gain from the Forward Contracts will constitute ordinary income distributions (and not capital gains dividends). Distributions that are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, generally will be taxable to the stockholders as ordinary income distributions. Distributions made from an excess of net long-term capital gains over net short-term capital losses will be taxable to the stockholders as capital gains dividends.

Please refer to “U.S. Federal Income Tax Considerations” for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. You should consult your own tax advisors on any potential state, local, foreign or other income tax effects of an investment in the Fund.

Anti-Takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities.”

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash.

Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan.”

Conflicts of Interest

The investment activities of the Adviser, MLPFS and other affiliates of Merrill Lynch, as well as the Subadviser and its affiliates, for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund. See “Conflicts of Interest.”

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	None (2)

Annual Fund Expenses (as a percentage of net assets attributable to shares of common stock):

Management Fee(3)	1.12%
Other Expenses(4)	0.20%

Total Annual Expenses	1.32%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $.04 per share (0.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $.04 per share of common stock (0.20% of the offering price). In determining the costs to be paid by the Adviser, the sales load is excluded, but the $.00667 per share partial reimbursement of expenses to the underwriters is included. Based on an estimated asset size of 10,435,000 shares of common stock ($208,700,000), offering costs are estimated at approximately $412,500, all of which will be paid by the Fund. If the Fund issues fewer than the assumed 10,435,000 shares of common stock, or if the Fund’s offering expenses are more than currently estimated, the Adviser may be required to pay a portion of the Fund’s offering expenses. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your shares held in a dividend reinvestment account.
(3)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See “Investment Advisory and Management Arrangements.”
(4)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2.00 on a $1,000 investment) assuming total annual expenses of 1.32% and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years
$60	$87	$116	$199

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately 10,435,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to shares of common stock. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

MLP & Strategic Equity Fund Inc. (the “Fund”) is a corporation that was organized under the laws of the State of Maryland on February 9, 2007, originally under the name MLP Strategy Income Fund Inc. Subsequently, the Fund changed its name to MLP Strategy Fund Inc. and then to MLP & Strategic Equity Fund Inc. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”), and, as a result, is not subject to registration as a CPO under the CEA. The Fund expects to commence its investment operations on or after June 29, 2007. The Fund’s principal office, including its office for service of process, is located at 4 World Financial Center, 6th Floor, New York, New York 10080.

THE OFFERING

The Fund is offering                  shares of its common stock at an initial offering price of $20.00 per share, which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional                          shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $                 (or approximately $                     (including offering expenses of             ) assuming the underwriters exercise the overallotment option in full) after payment of offering costs estimated to be $                 and the deduction of the sales load. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take approximately two months to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

OVERVIEW OF MLPs

The discussion that follows is intended to provide investors with a general overview of the structure and operations of master limited partnerships (“MLPs”). The market for MLPs has changed over time and each MLP is governed by its own partnership agreement. As a result, the structure of each MLP may be different and aspects currently common to MLPs may vary significantly in the future. Accordingly, the following discussion should be read only as a summary of current MLP characteristics believed by the Fund to be common in the market. It is not, nor is it intended to be, a complete discussion of all aspects of MLPs.

MLP is a term generally applied to entities receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and whose partnership interests or “units” are publicly listed and traded on exchanges. To qualify as a partnership for U.S. federal income tax purposes, at least 90% of an MLP’s gross income must constitute qualifying income as set forth in Section 7704(d) of the Code. Qualifying income may be derived from natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

Currently, the MLP market consists of the following major sectors: midstream gas, midstream oil, coal, propane, exploration & production of oil and gas and marine transportation. The primary source of an MLP’s cash-flow determines the sector to which it is assigned. The complex process of extracting, delivering, and converting natural resources into end products means that the above sectors can also be divided into upstream, midstream and downstream supply chain segments. The upstream segment includes wellhead production, such as the extraction of oil or gas from natural deposits. The midstream segment encompasses activities that are related to gathering, storing, processing, treating, and transporting natural resources. The downstream segment involves refining and distributing energy and natural resource products to end-users. As stated above, the business operations of MLPs generally focus on managing assets that are used across these upstream, midstream, and downstream segments. For use of its assets and services, an MLP generates operating revenue, of which the majority normally is passed through to its unitholders (i.e., investors) in the form of quarterly cash distributions. Often, a relatively large portion of current cash distributions, approximately 80% at current levels, is deferred from taxation until the unitholder sells its ownership interest in the MLP.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a more tax-efficient manner. MLPs, due to their partnership structure, generally do not pay income taxes. As a result, investors only pay income tax at the unitholder level, and are not subject to the detrimental effect of two-tier taxation. Two-tier taxation occurs when a corporation pays taxes on its corporate earnings, and investors in the corporation also pay taxes on dividends that they receive from those same corporate earnings. The partnership structure allows MLPs to pass their income directly through to investors (such as the Fund), eliminating the need to pay taxes at the corporate level. In addition, MLPs also pass expense items such as depreciation, depletion, and interest through to investors. As a result of this “pass-through” treatment, a significant portion (approximately 80% at current levels) of an MLP’s distributed income can be offset with expense items, deferring taxation on this portion until an investor sells its ownership interest in the MLP. This tax deferral may increase an MLP investor’s after-tax total return compared to a similar investment in a typical corporate entity. In addition, the absence of corporate taxation on an MLP’s business operations effectively reduces its cost of capital. MLPs often seek capital to fund expenses associated with infrastructure maintenance and growth initiatives.

MLPs generally have two classes of owners, the general partner and the limited partners. MLPs are governed by a partnership agreement that establishes the ownership rights and obligations of both the general partner and the limited partners. The general partner is typically owned by a parent company, an investment fund, individuals who are involved in the direct management of the MLP or a combination of these entities and individuals. The general partner typically controls the operations and management of the MLP. The general partner typically has an economic interest in the MLP’s incentive distribution rights, and also, in many cases, has ownership of common and subordinated limited partner interests in the MLP (“units”). Limited partners own the remainder of the partnership through ownership of the MLP’s common units. Limited partner units in an MLP normally are listed and traded on a securities exchange.

Typically, limited partners have a majority ownership stake in the partnership while the general partner has a much more limited equity share. Although limited partners provide the capital necessary to run the partnership (and in return are entitled to receive distributions), they are passive investors, with almost all management decisions for the MLP made by the general partner. Limited partners also have limited voting rights and generally no involvement in appointing the general partner’s board of directors or other management body. The general partner oversees the day-to-day operations of the partnership, and generally has the right to receive a percentage of the MLP’s total cash distributions. The general partner also may be entitled to receive incentive distributions in return for growing the cash distributions paid to limited partners. MLPs are generally attractive to investors or “unitholders” who are seeking a relatively high-level of after-tax distributions and the opportunity for distribution growth and capital appreciation over time.

In addition to the income potential provided by MLPs, they also may offer significant diversification opportunities to investors. Historically, the returns of MLPs have not been highly correlated to the returns of other major asset classes such as stocks, bonds or cash. Furthermore, the returns of MLPs are often not highly correlated to the prices of the natural resources, or “commodities” that they may store, process and transport. Due to these characteristics, among others, MLPs can be useful investment tools for certain investors, allowing them to further diversify a larger investment portfolio.

Investing in MLPs

Currently, investors have several ways in which to invest in MLPs. Investors may, among other things, purchase directly individual MLPs, purchase shares of an open-end mutual fund that owns MLP investments or purchase shares of a closed-end fund organized as a C-corporation that owns MLP investments. These investment vehicles all provide exposure to MLPs, but each may have significant drawbacks. For example, direct investments in a limited number of individual MLPs may result in considerable selection risk. In addition, direct investments may require investors to file state tax returns in all states in which the MLP owns tangible or real property or conducts business. Finally, individual MLPs distribute Schedule K-1 tax reports (generally in mid-March), potentially complicating an investor’s tax reporting process.

Investors also may gain exposure to MLPs by purchasing shares of an open-end mutual fund that invests in MLPs. Open-end mutual funds generally elect regulated investment company (“RIC”) treatment under Subchapter M of the Code for purposes of tax reporting. One benefit of owning MLPs through this type of investment vehicle is simplified tax reporting. A mutual fund having elected RIC status, as an owner of MLPs, will receive Schedule K-1 tax reports from each MLP it owns, and may be required to file state and local tax returns in each location where its MLP holdings conduct business. Acting as an intermediary, a mutual fund will shield an individual investor from these additional tax reporting obligations. An investor in a mutual fund will receive Form 1099 tax information and will not be obligated to file additional tax returns as a result of the investment. While owning MLP assets through a mutual fund does greatly simplify an investor’s tax reporting process, there could be drawbacks. Due to certain regulatory constraints, for example, mutual funds electing RIC status must restrict the amount of MLPs that they own to no more than 25% of their gross assets. As a result, most mutual funds will obtain only a limited amount of direct MLP exposure.

Closed-end funds choosing C-corporation tax status provide yet another alternative for investing in MLPs. Similar to open-end mutual funds, C-corporations are responsible for state and local tax filings (required due to their MLP holdings). As such, they also distribute Form 1099 tax information to their investors, as opposed to Schedule K-1 tax reports. One primary difference between the two fund vehicles is the fact that C-corporations are not subject to the 25% asset limitation placed on open-end mutual funds electing RIC treatment. A second major distinction between the two fund vehicles is that the C-corporation is taxed at the corporate level. Due to its structure, a C-corporation must accrue corporate tax liabilities (even if deferred), resulting in a reduction in its net asset value. Investors may also be required to pay taxes on distributions that are made by the C-corporation. Taxation at the corporate and individual levels is commonly referred to as two-tier taxation.

MLP & Strategic Equity Fund Inc.

The Fund is designed to provide investors with a diversified approach to investing in MLPs. The Fund is structured to address many of the shortcomings associated with other MLP investment vehicles. First, unlike existing open-end mutual funds, which may significantly limit their exposure to MLPs, the Fund will derive the majority of its returns directly from its MLP investments. Second, due to its structure, unlike existing C-corporations, the Fund will not be subject to tax at the corporate level. By eliminating two-tier taxation, the Fund is able to provide a significant benefit to investors. Finally, the Fund will receive Schedule K-1 tax reports from its MLP holdings and file any required state and local tax returns. Investors in the Fund will receive normal Form 1099 tax information, and will not bear any additional tax reporting obligations as a result of their investment in the Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of after-tax total return. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective primarily by investing substantially all of its net assets in a portfolio of publicly traded MLPs operating in the energy infrastructure sector of the market (the “MLP Portfolio”). The Fund will then seek to enhance the return of the MLP Portfolio by entering into variable prepaid forward contracts (the “Forward Contracts”) to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. The strategic equity securities that are the subject of the Forward Contracts (the “Contract Securities”) are expected to have a low correlation with the constituents of the MLP Portfolio. The Contract Securities may be the subject of a Forward Contract individually, or grouped together as a basket of multiple Contract Securities. This prospectus refers to the process of entering into the Forward Contracts and the purchasing of the Contract Securities as the “Additional Transactions.”

The MLP Portfolio

The MLP Portfolio generally will consist of domestic and international MLP Entities (as defined below) that are engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage, or delivery of energy-related commodities (collectively the “Energy-Related Industries”). Energy-related commodities may include, but are not limited to, natural gas, natural gas liquids, coal, crude oil or refined petroleum products. The MLP Portfolio is expected to be concentrated in the Energy-Related Industries. In managing the Fund’s MLP Portfolio, the Fund’s subadviser will seek to construct and maintain a diversified portfolio of MLP Entities.

The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

The subadviser will select MLP Entities for the Fund’s MLP Portfolio based on a two-step process.

First, the subadviser will construct an MLP investment model that seeks to replicate the broad MLP marketplace. In constructing the model, the subadviser will consider a variety of factors, including but not limited to, market capitalization, liquidity, credit rating, source of qualifying income, business focus, and structure of the MLP Entities. Each MLP Entity selected for the model will be weighted generally in accordance with its market capitalization relative to the aggregate market capitalization of the MLP Entities included in the model. The initial maximum weight for a particular MLP holding will be 8% of the total model, with any excess weighting reallocated to other holdings with characteristics similar to those of the capped holding. The maximum weighting constraint of the model is not a fundamental policy of the Fund and may be modified at any time without stockholder notice or approval.

Second, the subadviser will use the model as the basis for constructing and maintaining the Fund’s MLP Portfolio. MLP Entities selected for the Fund’s MLP Portfolio will be further evaluated based on the Fund’s potential tax liabilities, trading costs, cash requirements and other factors, including the relative valuation of related MLP Entities. Interests in MLP Entities that are not included in the model may be included in the Fund’s MLP Portfolio. In addition, the weighting of a holding within the Fund’s MLP Portfolio may differ from that of a holding within the model.

The MLP Portfolio is expected to be concentrated in the Energy-Related Industries. The MLP Portfolio generally will consist of domestic and international MLP Entities that are engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage, or delivery of energy related commodities. Energy related commodities may include, but are not limited to, natural gas, natural gas liquids, coal, crude oil or refined petroleum products.

As described below, it is expected that the majority of the Fund’s performance will be attributable to the performance of the MLP Portfolio.

The Additional Transactions.

The Fund seeks to enhance the return of its MLP Portfolio by entering into the Additional Transactions. The Additional Transactions involve the forward sale by the Fund of the Contract Securities, and the purchase of the Contract Securities with the proceeds from the Forward Contracts. As discussed below, the Forward Contracts are strategic investments structured to allow the Fund to benefit from a portion of any appreciation in the value of the Contract Securities. The Fund will enter into Forward Contracts with terms of approximately one year and a collective notional value of approximately 300% of the Fund’s current net assets at the time the contracts are entered into. Generally speaking, this means that the Forward Contracts will have a notional value equal to about three times the value of the MLP Portfolio. Accordingly, the Forward Contracts have the effect of significantly increasing the Fund’s gross assets. The structure of the Forward Contracts, however, limits the potential for gain or loss by the Fund from the Contract Securities. As a result, the majority of the Fund’s return will most often come from gains or losses on the MLP Portfolio. Thus, the Fund is able to limit its holding of MLP Entities to 25% of its gross assets (allowing the Fund to elect RIC treatment under the Code) but derive its performance primarily from the MLP Portfolio.

The Contract Securities that will be the subject of the Forward Contracts will be selected by the subadviser, in its discretion, utilizing a proprietary quantitative process. Factors considered in this process include, but are not limited to, market capitalization, dividend yield, price to book ratio, price to sales ratio, return on equity, return on total capital, earnings per share, earnings growth, and forward and trailing price to earnings ratios. The Contract Securities generally will be segregated on the Fund’s books and will serve as cover for the Fund’s obligations under the Forward Contracts.

As noted above, the Fund will enter into variable prepaid forward contracts with terms of approximately one year pursuant to which the Fund will agree to sell the Contract Securities. The Fund may, however, terminate these Forward Contracts (and, at the subadviser’s discretion, enter into new Forward Contracts) prior to maturity if the subadviser determines it would be in the best interest of the Fund to do so. A variable prepaid forward contract differs from a traditional prepaid forward contract because it enables its seller to retain a portion of the economic exposure to the underlying instrument’s return. In a traditional prepaid forward contract, the seller agrees to deliver at maturity a fixed number of shares (or their cash equivalent) to the purchaser regardless of the performance of the instrument. In a variable prepaid forward contract, the amount of shares that the seller is required to deliver at maturity varies as a function of the instrument’s performance. When structuring its Additional Transactions, the Fund will retain economic exposure to a portion of each Contract Security’s upside pursuant to the terms of the respective Forward Contract. However, the Fund will potentially benefit from any positive performance return on the Contract Security only if the Contract Security appreciates above the applicable price reflected in the Forward Contract, and then only up to a maximum price that is also reflected in the Forward Contract. If the Contract Securities do not appreciate sufficiently, the Additional Transactions will not enhance the Fund’s return and may not generate sufficient returns to cover their cost. As a result, the overall performance of the Fund, which is expected to be principally derived from the performance of the MLP Portfolio, may be positively or negatively affected by the performance of the Additional Transactions.

At the time of settlement of the Forward Contracts, the Contract Securities will be delivered to the counterparties to satisfy the obligations of the Forward Contracts. The Fund will seek physical settlement of the Forward Contracts, but reserves the right to settle by other means (i.e., cash settlement) under certain limited circumstances. Following settlement of the Forward Contracts, the Fund will enter into new Forward Contracts and purchase new Contract Securities as deemed appropriate by the subadviser in implementing the Fund’s investment strategy. The Fund, however, may adjust its portfolio of Contract Securities as necessary to maintain the Fund’s status as a “diversified” company under the Investment Company Act.

There is no assurance that the Additional Transactions will enhance the Fund’s return. See “Risk Factors and Special Considerations—Principal Risks—Forward Contracts.”

Under normal circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in MLPs and equity securities. In applying this investment policy, the Fund will treat the proceeds it receives from the Forward Contracts as borrowings for investment purposes. The 80% policy is not a fundamental policy and therefore may be changed without stockholder approval. However, we will not change or modify this policy unless we provide stockholders with at least 60 days’ prior notice.

Other Investment Strategies.

The Fund reserves the right to use other investment strategies from time to time in seeking to achieve its investment objective. These strategies may include purchasing securities of other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds; purchasing securities on a when-issued or delayed delivery basis; investing in foreign issuers; and using various derivative instruments, including financial instruments that are first created after the date of this prospectus. The Fund believes that investing in these types of securities and financial instruments provides the subadviser with greater investment flexibility and may allow the subadviser to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder and any exemptive orders issued by the SEC.

Temporary Defensive Positions.

The Fund does not intend to depart from its investment strategy in respect of the MLP Portfolio in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling MLP Entities in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash.

Short Term Investments.

The Fund may utilize short-term investments for cash management purposes. Short-term investments are short-term debt obligations and other similar securities, and may include: (1) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes these short-term investments, the allocation of the Fund’s assets to the MLP Portfolio will be reduced.

Who Should Invest.    The Fund is designed for investors seeking to diversify their investment portfolio or specifically to gain exposure to the MLP market and who believe that the Fund’s investment strategy has the ability to generate positive returns over the investor’s time horizon. There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. See “Investment Strategy” and “Investment Restrictions” for more information about the Fund’s investment strategy.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts or futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts or futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund expects that the Forward Contracts it writes generally will involve physical rather than cash settlement. The Fund generally will use its long position in the Contract Securities to cover its obligations as required by the Investment Company Act, the rules thereunder, and applicable SEC and SEC staff positions. The Fund also may use its interests in MLP Entities to cover any otherwise uncovered liability under the Forward Contracts. As a result of their segregation, these securities (or any other liquid asset segregated) may not be used for other operational purposes. To the extent that the Fund holds restricted interests in MLP Entities, such interests will not be available to use as cover for any liabilities under the Forward Contracts. See “Risk Factors and Special Considerations—Principal Risks—Risk of Leverage.” The subadviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund’s subadviser may not be able to structure the Fund’s investment program as anticipated.

Industry Concentration Risk.    The MLP Portfolio is expected to be concentrated in the Energy-Related Industries. The focus of the MLP Portfolio on a specific group of related industries may present more risks than if the portfolio were broadly diversified over numerous unrelated industries. A downturn in Energy-Related Industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments in the Energy-Related Industries may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

MLP Units Risk.    An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units. MLPs generally are organized by the owners of an existing business who determine that the use of the MLP structure will allow the operations of the business to be conducted in a more tax efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Holders of MLP interests also are exposed to the risk that they may be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation and distributions received by the Fund generally would be taxed as dividend income.

General Risks of MLPs.    MLPs historically have shown sensitivity to interest rate movements. In an increasing interest rate environment, MLPs may experience upward pressure on their yields in order to stay competitive with other interest rate sensitive securities. Also, a significant portion of the market value of an MLP may be based upon its current yield. Accordingly, the prices of MLP units may be sensitive to fluctuations in interest rates and may decline when interest rates rise. In addition, rising interest rates could adversely impact the financial performance of MLPs by increasing their costs of capital. Also, because MLPs normally pay out the majority of their operating cash flows to partners, they may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit MLPs’ access to capital markets, their distribution growth prospects could be at risk. Increased costs of capital also may reduce an MLP’s ability to execute acquisitions or expansion projects in a cost-effective manner.

Energy Company Risk.    A majority of the Fund’s potential for gain or loss will originate from the MLP Portfolio. The MLP Portfolio is comprised primarily of interests in MLP Entities operating in the Energy-Related Industries, which includes a number of risks, including the following:

Supply and Demand Risk.    A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies operating in the energy sector. These companies are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some MLP Entities’ cash flows may be adversely impacted.

Depletion and Exploration Risk.    Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of energy commodities or in their transporting, storing, distributing or processing rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Marine Transportation Companies Risks.    Marine transportation (or “tanker” companies) are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Regulatory Risk.    Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Companies that violate such regulations are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In addition, changes to existing regulations or new interpretations of existing guidelines by a regulatory agency may affect an energy company’s use of its existing resources or adversely affect its existing revenues. Regulatory agencies may set tariff rates for interstate transportation of certain energy commodities, through pipelines or otherwise. If a regulator elected to lower pipeline tariffs or create regulations that adversely affect a pipeline owned by an MLP Entity, for example, that MLP Entity’s long-term cash flows could be jeopardized.

Commodity Pricing Risk.    The return on investments in energy companies is partly dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of energy commodities such as natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Weather Risks.    Weather plays a role in the seasonality of some MLP Entities’ cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product. Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP Entities’ insurance premiums.

Cash Flow Risk.    The amount and tax characterization of cash available for distribution by an MLP Entity depends upon the amount of cash generated by its operations. Cash available for distribution by MLP Entities will vary widely from quarter to quarter and is affected by various factors affecting the MLP Entities’ operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP Entity has available for distribution in a given period.

Affiliated Party Risk.    Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Catastrophe Risk.    The operations of energy companies are subject to many hazards inherent in the exploring, transporting, processing, storing and distributing of energy commodities. These hazards may include damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction equipment; leaks; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.

Acquisition Risk.    The abilities of MLP Entities to grow and to increase distributions can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus. Recently, the acquisition market has become more competitive as a result of the increased amount of MLP Entities, as well as significant private equity interest in midstream energy assets. Almost all MLP Entities have been active in the third-party acquisition market. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors. Such circumstances may limit their future growth and their ability to raise distributions could be reduced. Furthermore, even if MLP Entities do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating income. Any acquisition involves risks, including, among other risks, mistaken assumptions about revenues and costs, the assumption of unknown liabilities, limitations on rights to indemnity from the seller, the diversion of management’s attention from other business concerns, unforeseen difficulties operating in new product or geographic areas and customer or key employee losses at the acquired businesses.

Equity Securities Risk.    The Fund’s investment in the Contract Securities generally will be comprised of equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. The value of an equity security generally is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report or governmental investigation, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Forward Contract Risk.    The Fund’s investment strategy involves the sale of variable prepaid forward contracts and the purchase of the Contract Securities with the sale proceeds (and a relatively small portion of the funds raised in the initial offering of Fund shares). The Fund will attempt to structure its Forward Contracts so that it will benefit from a portion of the increase, if any, in the value of the Contract Securities under certain circumstances, while strictly limiting the risk of loss if the value of the Contract Securities decreases. The Forward Contracts will be prepaid by the counterparties to those transactions and, as a result, the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the Forward Contracts. The main risk from the Forward Contracts is that any increase in the value of the Contract Securities may not be sufficient to offset the costs of entering into the Forward Contracts, and, as a result, the Fund will not be able to generate incremental investment performance to enhance the return on the MLP Portfolio.

Risk of Leverage.    The leveraged exposure created by the Additional Transactions presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock.

The Fund’s sale of Forward Contracts will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the Investment Company Act). The Fund’s Contract Securities generally will serve as collateral for the Fund’s obligations under the Forward Contracts.

Risks Related to Derivatives.    The Fund’s use of derivatives, including Forward Contracts, involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the subadviser correctly forecasts market movements, changes in interest rates and other factors. If the subadviser incorrectly forecasts these and other factors, the Fund’s performance could suffer. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying instruments. In addition, any increase or decrease in the value of the underlying instruments may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions.

The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing derivatives or to realize amounts to be received under such contracts.

Tax Risk.    As stated previously, the Fund expects to qualify as a RIC for U.S. federal income tax purposes. If the Fund failed to qualify as a RIC due to its investment in qualified publicly traded partnerships exceeding 25% of the fair market value of its total assets, because it failed to satisfy the 90% distribution requirement in any taxable year, or for any other reason, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and distributions to stockholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Furthermore, to re-qualify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial taxes and interest on such unrealized gains, and make certain substantial distributions.

Inadequate Return Risk.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Risks Associated with Distributions.    The Fund intends to make distributions on a monthly basis. In order to maintain a relatively stable level of monthly distributions, the Fund may return capital, pay out less than all of its net investment income or pay out undistributed income in addition to current month net investment income. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than another. The Fund expects that its distributions primarily will consist of a return of capital, particularly early in the life of the Fund. The Fund will make distributions only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations.”

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Share Price Volatility.    Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s basis in the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, the demand for energy related investments and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price.

As with any security, complete loss of investment is possible.

Other Risks

Borrowing and Debt Risk.    While it is not presently the intention of the Fund to borrow money for investment purposes, the Fund may borrow money from banks, issue preferred stock or engage in other borrowing transactions to the extent permitted by the Investment Company Act. The Fund may also borrow to pay distributions. The costs associated with such borrowings may reduce the Fund’s returns. The issuance of debt securities by the Fund would involve offering expenses and other costs. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for distributions on common stock and result in additional borrowings. In addition, borrowings pursuant to credit agreements may result in the Fund being subject to certain covenants, such as those relating to asset coverage and portfolio composition, which may affect the Fund’s ability to pay distributions on common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings.

Liquidity/Listing of Fund’s Shares.    Although the Fund expects to obtain authorization to list its shares, subject to notice of issuance, on the New York Stock Exchange (“NYSE”), there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Inflation Risk.    Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common stock and distributions thereon can decline.

Counterparties.    If the Fund enters into certain derivative transactions or other investments in which the Fund is owed any amounts by the counterparty, the Fund will be exposed to the risk that counterparties to these derivatives and other investments, for whatever reason, will become bankrupt or otherwise fail to honor their obligations. Under such circumstances, the Fund may obtain only a limited recovery or may obtain no recovery. The Fund will attempt to minimize such risk by entering into transactions with counterparties that are rated A2 or better by Moody’s Investors Service, Inc. or A or better by Standard & Poor’s Rating Group, a division of the McGraw-Hill Companies, Inc. (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Adviser or the subadviser to be of comparable credit quality. A description of ratings criteria is set out in Appendix B.

Investment in Small Capitalization MLP Entities.    Certain MLP Entities in which the Fund may invest have comparatively smaller capitalizations than other more established MLP Entities with larger capitalizations, which may present certain risks. These MLP Entities may have limited product lines and markets, as well as have shorter operating histories, less experienced management, certain key personnel that operate the business and more limited financial resources than larger MLP Entities and may be more vulnerable to adverse general market or economic developments. Smaller MLP Entities may be less liquid than larger MLP Entities and may experience greater price fluctuations than larger MLP Entities. In addition, small-capitalization securities may not be widely followed by the investment community, which may result in reduced demand.

Foreign Investment Risk.    The Fund has the ability to make investments in international MLP Entities, which are securities traded principally on exchanges outside of the United States. The Fund’s investments in, and exposure to, these foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign MLP Entities may experience more rapid and extreme changes in value than investments in U.S. MLP Entities. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in an international MLP Entity. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign MLP Entity. To the extent that the Fund invests a significant portion of its assets in MLP Entities in a particular foreign country or a concentrated geographic area (such as the Middle East, South America or Asia), the Fund will generally have more exposure to the economic risks associated with foreign investments in such a region. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies may appear to be unrelated.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to the limitations imposed by the Investment Company Act, the rules thereunder and any exemptive orders issued by the SEC. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities or other financial instruments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such securities or instruments. Illiquid securities and instruments may include forward contracts, swap contracts, futures contracts and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The interests in MLP Entities may be purchased by the Fund in non-public market transactions with issuers directly, broker-dealers or other qualified institutional buyers. These purchases may be considered illiquid and subject to certain resale restrictions for a period of time. The assets used to “cover” over-the-counter (“OTC”) derivative instruments used by the Fund will be considered illiquid unless the OTC derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in the agreements governing such OTC options. The “cover” for an OTC derivative instrument subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser and the subadviser pursuant to guidelines approved by the Board. The Adviser and the subadviser take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser and the subadviser monitor the liquidity of securities in the Fund’s portfolio and report periodically on such decisions to the Board.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Adviser or the subadviser deem it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund’s Board of Directors may, in its discretion, authorize the Fund to lend its portfolio securities to broker-dealers or institutional investors that the Adviser and the subadviser deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked-to-market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser and the subadviser. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser and the subadviser will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Adviser or the subadviser to be in the Fund’s interest.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Adviser or the subadviser to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial and currency markets could adversely affect the market prices of the Fund’s investments, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected market volatility or changes in liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Classify and Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities.”

Anti-Takeover Provisions.    The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities” and the Fund’s charter and Bylaws.

* * *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund has applied to list its shares on the NYSE under the ticker symbol “MTP” and will be required to meet the NYSE’s listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such stockholder approval, the Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by timber, oil, natural gas, coal, electricity or other energy related commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.

Make loans to other persons, except that (i) the Fund may issue preferred stock; (ii) the Fund will not be deemed to be making a loan to the extent that the Fund takes short positions using forward contracts, purchases bonds, debentures or other debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

6.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that nothing in this limitation will prevent the Fund from investing substantially all of its net assets in the Energy Related Industries.

7.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

1.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC.

2.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction number 3 above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

3.	Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Strategy” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” for more information.

DIRECTORS AND OFFICERS

The directors of the Fund (the “Directors”) are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Audit Committee

Each Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held one meeting.

Nominating and Corporate Governance Committee

Each Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. Since the Fund has been incorporated, the Nominating and Corporate Governance Committee has held one meeting.

Biographical Information

Certain biographical and other information relating to the Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (collectively, “IQ Advisors Advised Funds”), and other public directorships.

Biographical Information of the Directors of the Fund

Name, Address(1) and Age of Director	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors Advised Funds and Portfolios Overseen	Public Directorships
Paul Glasserman (44)	Director and Chairman of Audit Committee	Since March 2007	Professor, Columbia University Business School (1991 to present); Senior Vice Dean since July 2004.	10	None

Steven W. Kohlhagen (59)	Director and Chairman of Nominating and Corporate Governance Committee	Since March 2007	Retired since August 2002; Managing Director, Wachovia National Bank and its predecessors (1992 to 2002).	10	Ametek, Inc. (manufacturer of electronic instruments and electromechanical devices).

William J. Rainer (61)	Director and Chairman of the Board	Since March 2007	Retired since November 2004; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004); Chairman, U.S. Commodity Futures Trading Commission (1999 to 2001).	10	None

(1)	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(2)	Each of the Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
(3)	Each Director serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Currently no person who would be considered an “interested person” of the Fund, as defined in the Investment Company Act, serves as a Director of the Fund.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (41)	President	Since March 2007	IQ Investment Advisors LLC, President since April 2004; MLPFS, Managing Director, Head of Financial Products Group since 2007; MLPFS, Managing Director, Head of Global Private Client Market Investments and Origination (2003-2007); MLPFS, Managing Director, Head of Structured Products Origination and Sales (2001-2003); FAM Distributors, Inc. (“FAMD”), Director since 2006; IQ Financial Products LLC, Director since 2006.
James E. Hillman (50)	Treasurer	Since March 2007	IQ Investment Advisors LLC, Treasurer since March 2007; MLPFS, Director, Structured and Alternative Solutions since 2007; Managed Account Advisors LLC, Treasurer since November 2006; MLPFS, Director, Global Private Client Market Investments & Origination (September 2006-2007); Citigroup Alternative Investments Tax Advantaged Short Term Fund, Director, 2006; Korea Equity Fund Inc., Director, 2006; Independent Consultant, January to September 2006; The Bank of New York, Inc., Managing Director, 1999-2006.
Donald C. Burke (46)	Vice President and Secretary	Since March 2007	IQ Investment Advisors LLC, Vice President and Secretary since 2004, Treasurer (2004-2007); BlackRock, Inc., Managing Director since 2006; Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”), Managing Director (2006); MLIM and FAM, First Vice President (1997-2005) and Treasurer thereof (1999-2006).
Martin G. Byrne (45)	Chief Legal Officer	Since March 2007	IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director, 2006-present, First Vice President (2002-2006); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.
Catherine Johnston (53)	Chief Compliance Officer	Since April 2007	IQ Investment Advisors LLC, Chief Compliance Officer since April 2007; BlackRock, Inc., Director since 2006; MLIM, Director (2003-2006), Vice President (1998-2003).
Justin C. Ferri (31)	Vice President	Since March 2007	IQ Investment Advisors LLC, Vice President since 2005; MLPFS, Director, Structured and Alternative Solutions since 2007; MLPFS, Director, Global Private Client Market Investments & Origination (2005-2007); MLPFS, Vice President, Head of Global Private Client Rampart Equity Derivatives (2004-2005); MLPFS, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002-2004).
Jay M. Fife (37)	Vice President	Since March 2007	IQ Investment Advisors LLC, Vice President since 2005; BlackRock, Managing Director since 2007; BlackRock, Director (2006); MLIM, Director (2000-2006).
Colleen R. Rusch (39)	Vice President and Assistant Secretary	Since March 2007	IQ Investment Advisors LLC, Chief Administrative Officer and Secretary since 2007, Vice President since 2005; MLPFS, Director, Structured and Alternative Solutions since 2007; MLPFS, Director, Global Private Client Market Investments & Origination (2005-2007); MLIM, Director (January 2005 to July 2005); MLIM, Vice President (1998-2004).

(1)	The address of each executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all IQ Advisors Advised Funds as of December 31, 2006 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in IQ Advisors Advised Funds
Paul Glasserman	None	None
Steven W. Kohlhagen	None	None
William J. Rainer	None	None

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

The following table sets forth the estimated compensation to be paid by the Fund to the Directors projected through the end of the Fund’s first fiscal year and the projected aggregate compensation to be paid to them from all the registered IQ Advisors Advised Funds for the calendar year ending December 31, 2007.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Director(3)
Paul Glasserman	$ 8,750	None	$140,000
Steven W. Kohlhagen	$ 8,750	None	$140,000
William J. Rainer(4)	$ 10,000	None	$159,136

(1)	The Fund is newly formed and the amounts listed are estimated for the Fund’s fiscal year ending October 31, 2007.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.
(3)	Each Director currently serves as a director for ten funds (including the Fund) in the IQ Advisors Advised Fund complex.
(4)	Chairman of the Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a limited liability company organized under the laws of the State of Delaware. The Adviser had approximately $2.2 billion worth of assets under management as of May 30, 2007. The principal business address of the Adviser is 4 World Financial Center, 6th Floor, New York, New York 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as subadviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and other services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has certain oversight responsibility for the implementation of the strategy by the subadviser.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and other services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 1.12% of an aggregate of the Fund’s average daily net assets (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

A discussion regarding the basis of the Board of Directors’ approval of the Management Agreement with the Adviser will be available in the Fund’s annual report for the period ending October 31, 2007.

The Subadviser

The Adviser has entered into a subadvisory agreement (“Subadvisory Agreement”) with Fiduciary Asset Management, LLC (“FAMCO” or the “Subadviser,” and together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited liability company organized under the laws of the State of Missouri, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser managed and supervised approximately $17.8 billion of assets as of April 30, 2007. Under the Subadvisory Agreement, the Adviser compensates the Subadviser at an annual rate of 0.50% of the Fund’s average daily net assets. The Subadviser’s principal office, including its office for service of process, is located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105.

On April 12, 2007, the principals of FAMCO and the Piper Jaffray Companies (“Piper Jaffray”), a Minneapolis-based international middle market investment bank and institutional securities firm, entered into an agreement for FAMCO to be acquired by Piper Jaffray (the “Transaction”). The Transaction has been approved by the manager and Class A Members of FAMCO and the board of directors of Piper Jaffray and is expected to close in the third quarter of 2007, although the Transaction remains subject to certain conditions being fulfilled.

The Transaction, if consummated, would cause a change of control of FAMCO and result in the automatic termination of the Subadvisory Agreement under the Investment Company Act. In light of the Transaction, the Board of Directors approved in principle a contingent subadvisory agreement between the Adviser and FAMCO (the “Contingent Subadvisory Agreement”) at a May 18, 2007 telephonic meeting and is expected to ratify and approve the Contingent Subadvisory Agreement at an in-person meeting presently scheduled for June 14, 2007. The Contingent Subadvisory Agreement contains substantially the same terms (including the same subadvisory fee) as the Subadvisory Agreement with FAMCO and will come into effect only if the Transaction is consummated.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The following individuals at the Subadviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA

Managing Director

Senior Portfolio Manager

Member of Strategy Committee & Investment Committee

Mr. Cunnane joined Fiduciary Asset Management in 1996 and has 14 years of portfolio management and securities research experience. He manages institutional and private client equity portfolios and has an industry leading role as portfolio manager of FAMCO’s MLP assets. He is actively involved with the Strategy Committee’s macroeconomic assessment and top-down approach to portfolio management. Prior to joining FAMCO, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA), and serves on the investment committee of the Archdiocese of St. Louis.

Quinn T. Kiley

Senior Vice President

Portfolio Manager

Member of Investment Committee

Mr. Kiley is responsible for private placement and private equity transactions and portfolio management as they relate to various energy infrastructure assets. Prior to joining FAMCO in 2005, Mr. Kiley was Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

Other Accounts Managed. The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets*	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
James J. Cunnane, Jr.	Registered Investment Companies:	2	$1,058,422,892	0	$–0–
	Other Pooled Investment Vehicles:	1	$5,438,227	0	$–0–
	Other Accounts:	103	$308,148,175	0	$–0–

Quinn T. Kiley	Registered Investment Companies:	0	$—	0	$–0–
	Other Pooled Investment Vehicles:	1	$5,438,227	0	$–0–
	Other Accounts:	103	$308,148,175	0	$–0–

*	Assets are as of April 30, 2007.

Compensation

Salary and cash bonus

James J. Cunnane, Jr.—The portfolio manager is paid a fixed base salary and a quarterly bonus.

The base salary is set at a level determined to be appropriate based upon the individual’s experience and responsibilities. The quarterly bonus is discretionary and is determined by the CEO of FAMCO. It is based in part on the amount of assets under management of FAMCO, but not on the performance of any fund or managed accounts.

Quinn T. Kiley— The portfolio manager is paid a fixed base salary and a quarterly bonus. The base salary is set at a level determined to be appropriate based upon the individual’s experience and responsibilities. The quarterly bonus is discretionary and is determined by the CEO of FAMCO. It is based in part on certain portions of the assets under management of FAMCO, but not on the performance of any fund or managed accounts.

Long-Term Incentive Compensation

The portfolio managers do not participate in any long-term incentive compensation arrangements, except that Mr. Cunnane is currently a Class A member of FAMCO, and Mr. Kiley currently participates in a profit-sharing program with certain other employees of FAMCO.

The compensation structure applicable to the portfolio managers may change following the Transaction based on any review by FAMCO and Piper Jaffray of their internal policies and procedures and financial arrangements.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Subadviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Subadviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Subadviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Subadviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of the date of this prospectus, neither of the portfolio managers beneficially owns any equity securities of the Fund.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.50% of an aggregate of the Fund’s average daily net assets from the Management Fee. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement, and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Subadvisory Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

A discussion regarding the basis of the Board of Directors’ approval of the Subadvisory Agreement with the Subadviser will be available in the Fund’s annual report for the period ending October 31, 2007. In light of the Transaction, the Board of Directors also has approved the Contingent Subadvisory Agreement with FAMCO in principle and is expected to ratify and approve the Contingent Subadvisory Agreement at an in-person meeting expected to be held on June 14, 2007. The Contingent Subadvisory Agreement has substantially the same terms (and provides for the same subadvisory fee) as the Subadvisory Agreement. A discussion of the Board’s approval of the Contingent Subadvisory Agreement, if it becomes effective, also will be available in the Fund’s annual report.

Administration Agreement

The Adviser has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that the Adviser will pay the Administrator a fee for the performance of certain administrative services necessary for the operation of the Fund. The fees paid to the Administrator will be paid by the Adviser out of the Management Fee. The Administrator is an indirect subsidiary of BlackRock, Inc. Merrill Lynch is an equity investor in BlackRock, Inc. Certain officers of the Fund also serve as officers of BlackRock, Inc. or its affiliates.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix A to this prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DISTRIBUTIONS

The Fund intends to make distributions on a monthly basis. The Fund expects that its distributions primarily will consist of a return of capital, particularly early in the life of the Fund. During this period, a significant portion of any distribution it receives from the MLP Entities (approximately 80% at current levels) will be deferred from taxation until the Fund sells its interest in such MLP Entities. As a result, during this time frame a significant portion of the Fund’s distributions to stockholders is expected to be tax deferred. The Fund will distribute net realized capital gains, if any, at least annually. In order to maintain a relatively stable level of monthly distributions, the Fund may return capital, pay out less than all of its net investment income or pay out undistributed income in addition to current month net investment income. A small portion of the Fund’s distributions may constitute qualified dividend income. The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund has the ability to borrow in order to pay its monthly distributions.

When the Fund distributes a return of capital, it means that the Fund is returning to stockholders a portion of their investment. A return of capital generally will have certain tax implications to a stockholder, including having the effect of reducing a stockholder’s basis in Fund shares. An example (in which we ignore the effects of brokerage commissions) may help to illustrate this point. Assume that an investor purchases 100 shares of the Fund’s common stock at $20 per share (for a total cost of $2,000). The investor would have a $2,000 tax basis in the Fund’s shares. Also assume that the first year the investor owns such shares the Fund pays total distributions to the investor of $1.00 per share. At the end of the year the Fund informs the investor (through the use of Form 1099) that of the $1.00 per share received during the year, $0.35 constituted a nontaxable return of capital, resulting in a total return of capital of $35.00. As a result of the return of capital, the investor is required to reduce the tax basis of each of its shares by the nontaxable return of capital, resulting in a new tax basis per share of $19.65 ($20 - $0.35 = $19.65). Assume that during year two, all distributions were fully taxable. If at the end of year two, the market price of the shares is $20.65, and the investor determines to sell the shares, the gain (which will be long-term as the investor has held the shares for more than one year) will be computed as follows: Sales price of $20.65 less tax basis of $19.65 equals a gain of $1 per share, for a total gain of $100. The investor’s $1 per share gain is the result of market appreciation of $0.65 plus a return of capital distribution in a prior year of $0.35.

The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund’s distribution policy may have certain adverse consequences to the Fund and its stockholders because it may reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. Distributions to a stockholder that constitute a return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the stockholder’s current tax basis in his or her stock, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of the Fund’s common stock. See “U.S. Federal Income Tax Considerations.”

The Fund’s initial distribution to stockholders is expected to be declared approximately 45 days, and paid approximately 60 days, from the completion of this offering, depending upon market conditions.

The Fund, along with other closed-end registered investment companies advised by the Adviser intends to apply for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to modify the Fund’s distribution policy. In the absence of exemptive relief from the SEC, the Fund generally is limited to making a single distribution of any long-term capital gains realized in a fiscal year.

Rule 19a-1 under the Investment Company Act requires the Fund under certain circumstances to provide a written statement accompanying any dividend or distribution that adequately discloses its source or sources. If, for example, the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who annually receive the payment of a dividend or other distribution from the Fund may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to stockholders, such distribution may impact the Fund’s ability to pay the interest on Fund borrowings, if any should be outstanding.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund is based on the advice of Shearman & Sterling LLP, special tax counsel to the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders are subject to U.S. federal income taxation on a net basis regardless of source and will hold shares as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Code.

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S.

federal income tax consequences of the acquisition, ownership and disposition of shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. The discussion set forth herein does not constitute tax advice. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning and disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a RIC for U.S. federal income tax purposes. If the Fund qualifies as a RIC and distributes all of its income at least annually, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income must constitute “qualifying income,” i.e., be derived from interest, dividends, payments with respect to certain securities loans, net income from interests in qualified publicly traded partnerships (“qualified PTPs”) (as defined below) and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings at the end of each quarter of each taxable year, including the requirement that: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer or 10% of a qualified PTP’s equity securities, and (b) not more than 25% of the fair market value of its total assets is invested (i) in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (ii) in the securities of one or more qualified PTPs; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income, which includes short-term (but not long-term) capital gains, and at least 90% or its net tax-exempt interest income, if any, in each taxable year.

A “qualified PTP” is a partnership that derives less than 90% of its gross income from the qualifying income sources described above, and the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof. We anticipate that the assets in the MLP Portfolio will constitute interests in qualified PTPs. For purposes of the qualifying income requirement described above, generally, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified PTP will be treated as qualifying income. In addition, although in general the passive loss rules of Section 469 of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified PTP.

We expect that the Fund will not invest more than 25% of the fair market value of its total assets in the securities of one or more qualified PTPs. However, we cannot predict that such investments will not exceed the qualifying investment threshold. If the Fund failed to qualify as a RIC due to its investment in qualified PTPs exceeding 25% of the fair market value of its total assets, because it failed to satisfy the 90% distribution requirement in any taxable year, or for any other reason, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and distributions to stockholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Furthermore, to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial taxes and interest on such unrealized gains, and make certain substantial distributions.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% or its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each taxable year, a stockholder will receive a tax statement which delineates the tax characteristics of the stockholder’s Fund distributions received during the calendar year. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate, but, as further discussed below under “Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends,” under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain ordinary income distributions designated by and received from the Fund may be taxed at tax rates equal to those applicable to net capital gains.

A fund may either retain or distribute to stockholders its net capital gain (i.e., excess of net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate its total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions. If, however, the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have stockholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each stockholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for U.S. federal income tax purposes to the extent of the stockholder’s basis in the shares and thus, will generally not be taxable to the stockholder. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash. See “Automatic Dividend Reinvestment Plan.” If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain U.S. corporations may be designated by the Fund as being eligible for the dividends received deduction.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from a sale or other disposition of shares generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will he treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends.    Under the Tax Act, in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

The Fund cannot predict what percentage of its gain or loss will constitute net long-term capital gain or loss. It is expected that any gain arising from the Fund’s sale or other disposition of any investments held in the MLP Portfolio will be treated as long-term capital gain or loss if the Fund has held such investments for more than one year, except that such gain will be ordinary income to the extent attributable to the Fund’s allocable share of unrealized gain or loss in assets of the MLPs in the MLP Portfolio to the extent described in Section 751 of the Code. In addition, it is expected that any gain or loss arising from the settlement of the Forward Contracts entered into by the Fund, and from the sale or other disposition of any of the constituent securities of the Contract Securities, will be treated as short-term capital gain or loss.

For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. In general, for the Fund to receive qualified dividend income, the Fund must hold stock paying otherwise qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or for more than 90 days during the associated 181-day period in the case of certain preferred stocks). Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations. Dividends received by the Fund with respect to the equity securities that comprise the Contract Securities generally will not constitute qualified dividend income.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The

Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains distributions, and any non-taxable distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions.” Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “Market Premium”), the Plan Agent will invest the dividend amount in Newly Issued Shares on behalf of the participant. The number of Newly Issued Shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, unless the net asset value is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “Market Discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in Open Market Purchases.

In the event of a Market Discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “Last Purchase Date”) to invest the dividend amount in shares acquired in Open Market Purchases. It is currently contemplated that the Fund will pay monthly dividends. If, before the Plan Agent has completed its Open Market Purchases, the market price of a share of the Fund’s common stock exceeds the net asset value per share (as of the dividend payment date), the average per share purchase price paid by the Plan Agent may exceed the net asset value per share (as of the dividend payment date), resulting in the acquisition of fewer shares than if the dividend had been paid in Newly Issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to Open Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in Open Market Purchases during the purchase period or if the market price of a share of the Fund’s common stock exceeds the net asset value per share (as of the dividend payment date) during the purchase period, the Plan Agent will cease making Open Market Purchases and will invest the uninvested portion of the dividend amount in Newly Issued Shares at the close of business on the Last Purchase Date. The new shares will be issued by the Fund at a price equal to the net asset value per share as of the dividend payment date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s Open Market Purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares that are purchased is higher than the net asset value per share (as of the dividend payment date), participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants in the Plan may receive distributions of shares with a total net asset value greater than the value of any cash distribution they would have received on their shares. The Fund does not redeem its shares and, as a result, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to Plan Agent at 101 Barclay Street, New York, New York 10286 or by phone at 1-800-432-8224.

CONFLICTS OF INTEREST

The investment activities of the Adviser, MLPFS and other affiliates of Merrill Lynch, as well as the Subadviser and its affiliates, for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser and Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates, or the Subadviser and its affiliates, may have proprietary interests in, and may manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, the Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, and the Subadviser and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities or instruments held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase and reverse repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available (including, in some cases, restricted securities) are valued using pricing methodologies developed by the Adviser or the Subadviser or at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund, subject to approval by the Board of Directors, may retain an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

Under normal circumstances, the Fund expects to incur portfolio turnover at a rate of more than 100% in any fiscal year, due to the resetting of the Additional Transactions approximately on an annual basis, and not due to the turnover in the MLP Portfolio. The Fund generally will hold the Contract Securities for at least the one-year term of the relevant Forward Contracts. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Codes of Ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement among the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite its name below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Robert W. Baird & Co. Incorporated
Deutsche Bank Securities Inc.
Ferris, Baker Watts, Incorporated
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.

Total

The underwriters are obligated to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. The purchase agreement provides that the obligation of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.

In the purchase agreement, the Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities. The Underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters propose to initially offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $     per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $     per share to other dealers. There is a sales charge or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before                      , 2007.

The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Proceeds, before expenses, to the Fund	$19.10	$	$

The expenses of the offering, excluding sales load, are estimated at $                 and are payable by the Fund, subject to reimbursement by the Adviser as described below. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (0.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to                  additional shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering (i.e., if they sell more shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund has applied to list its shares on the NYSE under the symbol “MTP.” In order to meet the requirements for listing on the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners. In addition, the Fund intends to sell enough shares to ensure that the NYSE distribution standards (e.g., initially 1,100,000 publicly held shares with an aggregate market value of at least $60 million dollars) will be met. The Fund has represented and confirmed to the NYSE that if, for any reason, the Fund is not in compliance with any of the NYSE distribution standards prior to the commencement of trading on its original listing date, the Fund has an affirmative duty to notify the NYSE of any non-compliance prior to the start of trading on that date and its understanding that trading in its securities will not commence on that date.

Other Relationships

The Adviser (and not the Fund) may pay certain qualifying underwriters, from its own assets, a sales incentive fee or a marketing fee for advice and services related to the sale and distribution of the Fund’s common shares.

The Fund anticipates that MLPFS and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than MLPFS may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions.” MLPFS is an affiliate of the Adviser.

The total amount of the partial reimbursement to the underwriters, the payment of certain fees to counsel to the underwriters, the sales load and any fee paid to certain underwriters as a sales incentive fee or marketing fee will be limited to 9% of the total price to the public of the shares sold in this offering.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 6th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities.    The following table sets forth information with respect to the outstanding securities of the Fund as of May 18, 2007.

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of May 18, 2007
Common Stock	100,000,000 Shares	0 Shares	5,236 Shares

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $0.001 par value per share (“Common Stock”). Upon completion of this offering, approximately          shares of Common Stock will be issued and outstanding, including the shares issued to the Adviser as the initial stockholder of the Fund. A majority of the entire Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock.    All shares of Common Stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Common Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock, including preferred stock. Before issuing of shares of any new class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for the class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs of the Fund that might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter and Bylaws provide that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by at least a majority of the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Quorum.     In addition, the Maryland General Corporation Law provides that the presence of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of stockholders constitutes a quorum unless the law or the charter provides otherwise. The Fund’s charter contains this majority requirement for a quorum but specifies that the Bylaws may provide otherwise, within a limited range of one-third to two-thirds of the votes entitled to be cast on the matter. Currently, our Bylaws provide that the presence of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of stockholders constitutes a quorum. However, because the Bylaws may be amended by the Board of Directors, the Board of Directors has the power to specify a quorum requirement other than a majority of the votes entitled to be cast at the meeting. The power to lower the quorum requirement could enable the Board of Directors to prevent some stockholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at 101 Barclay Street, New York, New York 10286. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at 750 College Road East, Princeton, New Jersey 08540.

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Willkie Farr & Gallagher LLP, New York, New York, counsel to the Fund, Shearman & Sterling LLP, New York, New York, special tax counsel to the Fund, and Clifford Chance US LLP, New York, New York, counsel to the underwriters. Willkie Farr & Gallagher LLP, Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP, Baltimore, Maryland, as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your financial adviser.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of

MLP & Strategic Equity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of MLP & Strategic Equity Fund Inc. as of May 18, 2007. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of MLP & Strategic Equity Fund Inc. as of May 18, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/    DELOITTE & TOUCHE LLP

Princeton, New Jersey

May 22, 2007

MLP & Strategic Equity Fund Inc.

Statement of Assets and Liabilities

As of May 18, 2007

ASSETS:
Cash	$100,008
Deferred offering costs (Note 1)	412,500

Total assets	512,508

LIABILITIES:
Liabilities and accrued expenses	412,500

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Common Stock, par value $.001 per share; 100,000,000 shares
Authorized; 5,236 shares issued and outstanding (Note 1)	$5
Paid-in capital in excess of par	100,003

Net Assets-Equivalent to $19.10 net asset value per share
Based on 5,236 shares of capital stock outstanding (Note 1)	$100,008

Notes to Statement of Assets and Liabilities.

Note 1. Organization

MLP & Strategic Equity Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 9, 2007 (originally as the MLP Strategy Income Fund Inc.) and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and has not had any transactions other than those relating to organizational matters and the sale to IQ Investment Advisors LLC (the “Adviser”) of 5,236 shares for $100,008 on May 18, 2007. The Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”).

The Adviser, on behalf of the Fund, will incur all organizational costs estimated at $65,600. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $.04 per share of common stock. As of May 18, 2007, based on an estimated asset size of 10,435,000 shares for $208,700,000, the estimated offering costs are approximately $412,500, all of which will be paid by the Fund. Offering costs relating to the public offering of the Fund’s shares will be charged to paid-in-capital in excess of par at the time of issuance of shares to the public.

Note 2. Investment Advisory Arrangements

The Fund intends to enter into a management agreement with the Adviser. The Adviser will receive a monthly fee from the Fund for investment advisory, management and administrative services to the Fund at an annual rate of 1.12% of an aggregate of the Fund’s average daily net assets upon the commencement of operations (the “Management Fee”). The Adviser intends to enter into a subadvisory agreement with Fiduciary Asset Management, LLC (the “Subadviser”). The Adviser will compensate the Subadviser from the Management Fee for certain investment advisory responsibilities at an annual rate of 0.50% of an aggregate of the Fund’s average daily net assets upon the commencement of operations. The Adviser has also entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that the Adviser will pay the Administrator a fee upon the commencement of operations for the performance of certain administrative services necessary for the operations of the Fund. The Administrator is an indirect subsidiary of BlackRock, Inc. Merrill Lynch is an equity investor in BlackRock, Inc. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser, the Administrator and/or BlackRock, Inc. or its affiliates.

Note 3. U.S. Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to U.S. federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4. Accounting Principles

The Fund’s statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from this statement.

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board of Directors has delegated to IQ Investment Advisors LLC (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of the registered investment companies to which the Investment Adviser provides investment management services, such as the Fund (collectively, the “Funds”). Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each of the Funds and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by each of the Funds. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of each of the Funds are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee will be chaired by the President of the Investment Adviser or his designee (the “Committee Chairman”). The Committee Chairman will be assisted by such other investment professionals of the Investment Adviser as are appointed by the Committee Chairman. The Committee shall also consist of investment analysts appointed by the Committee Chairman who have experience with the investment strategies of the Funds, and such other personnel with investment or other relevant experience, as the Committee Chairman deems appropriate. No employee of the Investment Adviser whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee. One member of the Investment Adviser’s Legal Advisory group, selected by the Chief Legal Officer of the Investment Adviser, will serve as a non-voting member of the Committee and shall serve as the Committee’s Secretary and principal legal counsel.

The Committee determines how to vote the proxies of each of the Funds that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of each of those Funds and are free from unwarranted and inappropriate influences. The Committee has established proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from the Investment Adviser’s investment personnel, any subadviser’s personnel, proxy voting services or other knowledgeable interested parties (the “Guidelines”). It is expected that the Committee will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for each of the Funds and in accordance with the Guidelines. The Guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum present. In addition, the Committee will be responsible for ensuring that all reporting and record keeping requirements related to proxy voting are fulfilled.

If the Committee determines that a proxy voting issue is not contemplated by the Guidelines the Committee may elect to adopt a common position for each of the Funds with respect to such proxy vote, and may seek the advice of each of the Funds’ portfolio managers to assist in making decisions on how best to maximize economic value for each of the Funds for which they are responsible (similar to normal buy/sell investment decisions made by such Fund’s portfolio managers).

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and record keeping. ISS will also assist the Fund in fulfilling its reporting and record keeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”), is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its Guidelines (or if the particular proxy matter is not addressed by the Guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Committee Chairman (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the Committee Chairman. The Committee Chairman shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of each of the Funds or, if the proxy matter is, in their judgment, akin to an investment decision, confer with the applicable subadviser and its portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal Guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

The Committee has determined that it is appropriate and in the best interests of the Funds to adopt the following Guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. In general, the Committee will vote proxies in accordance with the Guidelines unless: (1) the subject matter of the vote is not covered by the Guidelines or (2) a material conflict is present.

The Investment Adviser has adopted the Guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•

Proposals related to the selection of an issuer’s independent registered public accounting firm. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of independent registered public accounting firm, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as independent registered public accounting firm of other companies, to the extent the Committee deems relevant.

•

Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•

Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings. In general, the Committee will favor proposals promoting transparency and accountability within a company.

•

Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

•

Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

APPENDIX B: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s® Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C: An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c: The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r: The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Through and including                 , 2007 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                 Shares

MLP & Strategic Equity Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.

A.G. Edwards

BB&T Capital Markets

Robert W. Baird & Co.

Deutsche Bank Securities

Ferris, Baker Watts

Incorporated

Janney Montgomery Scott LLC

Ladenburg Thalmann & Co. Inc.

                , 2007

Code MTP PRO-0507

Part C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1) Financial Statements:

Statement of assets and liabilities, dated as of May 18, 2007.

(2) Exhibits:

(2)(a)(1)	Articles of Incorporation.(3)

(2)(a)(2)	Articles of Amendment.†

(2)(b)	Bylaws.(3)

(2)(c)	Not Applicable.

(2)(d)	Not Applicable.

(2)(e)	Form of Automatic Dividend Reinvestment Plan.†

(2)(f)	Not Applicable.

(2)(g)(1)	Form of Management Agreement.†

(2)(g)(2)	Form of Subadvisory Agreement.†

(2)(h)(1)

Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC,

Fiduciary Asset Management, LLC and a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”).†

(2)(i)	Not Applicable.

(2)(j)	Form of Custodian Agreement.(2)

(2)(k)(1)	Form of NYSE Listing Agreement.†

(2)(k)(2)	Power of Attorney.(3)

(2)(k)(3)	Form of Stock Transfer Agency Agreement.†

(2)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.†

(2)(m)	Not Applicable.

(2)(n)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund.*

(2)(o)	Not Applicable.

(2)(p)	Certificate of Initial Stockholder.†

(2)(q)	Not Applicable.

(2)(r)(1)	Code of Ethics of the Fund.(1)

(2)(r)(2)	Code of Ethics of IQ Investment Advisors LLC.(1)

(2)(r)(3)	Code of Ethics of Fiduciary Asset Management, LLC†

*	Filed herewith.
†	To be filed by amendment.
(1)

Incorporated herein by reference to the identically numbered exhibit of the Registration Statement of S&P 500® GEAREDSM Fund Inc. on Form N-2 (File Nos. 333-118070 and 811-21611) filed on October 26, 2004.

(2)	Incorporated by reference to Exhibit No. (2)(j) of the Registration Statement of Enhanced S&P 500® Covered Call Fund Inc. on Form N-2 (File Nos. 333-126572 and 811-21787) filed on August 26, 2005.
(3)	Incorporated by reference to the identically numbered exhibit of the Registration Statement of the Fund on Form N-2 (File Nos. 333-141556 and 811-22040) filed on March 23, 2007.

Item 26.    Marketing Arrangements

Please refer to Item 25(2)(h)(1).

Item 27.    Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees (SEC)	$
New York Stock Exchange listing fee	$
Legal fees and expenses	$
Printing (other than stock certificates)	$
NASD fees	$
Underwriters’ expense reimbursement	$
Miscellaneous	$

Total	$

Item 28.    Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or Fiduciary Asset Management, LLC, the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151). The Subadviser is a limited liability company that was formed under the laws of the State of Missouri in 2000 and is the successor to a Missouri corporation that was incorporated in 1994. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-46751).

Item 29.    Number of Holders of Securities

Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	(The Fund anticipates that as the result of its offering of shares that the number of record holders will be approximately the number of Underwriters listed in the “Underwriting” section of the prospectus.)

Item 30.    Indemnification

Indemnification of Officers and Directors.    Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification.    Please refer to Section 6 of the Form of Purchase Agreement among the Fund, IQ Investment Advisors LLC, Fiduciary Asset Management, LLC, MLPFS and the Underwriters. In Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Fiduciary Asset Management, LLC, MLPFS and the Underwriters, relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify MLPFS and each person, if any, who controls MLPFS within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and MLPFS pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and MLPFS in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or MLPFS in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Advisers

A description of the business of the Adviser and the Subadviser (collectively, the “Advisers”) is set out under the heading “Investment Advisory and Management Arrangements” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

The Adviser

Name	Position with Adviser	Other Affiliations
Mitchell M. Cox	President	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Managing Director, Head of Financial Products Group; MLPFS, Managing Director, Head of Global Private Client Market Investments and Origination; FAM Distributors, Inc. (“FAMD”), Director; IQ Financial Products LLC, Director.

James E. Hillman	Treasurer	MLPFS, Director, Global Private Client Market Investments & Originations; Structured and Alternative Solutions, Director; Managed Account Advisors LLC, Treasurer; Citigroup Alternative Investments Tax Advantaged Short Term Fund, Director; Korea Equity Fund Inc., Director; The Bank of New York, Inc., Managing Director.

Colleen R. Rusch	Vice President, Secretary and Chief Administrative Officer	MLPFS, Director, Global Private Client Market Investments & Origination; Director, Structured and Alternative Solutions.

Catherine Johnston	Chief Compliance Officer	BlackRock, Inc., Director; Merrill Lynch Investment Managers, L.P., Director

Satyanarayan Chada	Vice President	MLPFS, Managing Director, Head of Global Private Client Structured Products Origination; Structured and Alternative Solutions, Director.

Martin G. Byrne	Chief Legal Officer	Merrill Lynch & Co., Inc., Office of General Counsel, Managing Director; FAMD, Director.

Justin C. Ferri	Vice President	MLPFS, Director, Global Private Client Market Investments & Origination; Director, Structured and Alternative Solutions.

The Subadviser

Name	Position with Subadviser	Other Affiliations
Charles D. Walbrandt	Chief Executive Officer, Chief Investment Officer	President, C.D. Walbrandt, Inc. President, FAMCO MLP Capital LLC

Joseph E. Gallagher, Jr.	Chief Operating Officer, Chief Compliance Officer	Trustee, Fiduciary/Claymore MLP Opportunity Fund Trustee, Fiduciary/Claymore Dynamic Equity Fund

Wiley D. Angell	Executive Managing Director	None

James J. Cunnane, Jr.	Managing Director	Vice President, Fiduciary/Claymore MLP Opportunity Fund Secretary, FAMCO MLP Capital LLC

Mohammed Riad	Managing Director	None

Quinn T. Kiley	Senior Vice President	Director, Clearwater Natural Resources, L.L.C.

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules and regulations thereunder are maintained at the offices of the Registrant at 4 World Financial Center, 6th Floor, New York, NY 10080; the Adviser at 800 Scudders Mill Road, Plainsboro, New Jersey 08536; the Subadviser at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in the City of New York, and the State of New York, on the 30th day of May, 2007.

MLP & Strategic Equity Fund Inc.

By:	/S/ JUSTIN C. FERRI
Name:	Justin C. Ferri
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MITCHELL M. COX* (Mitchell M. Cox)	President (Principal Executive Officer)	May 30, 2007

/s/ JAMES E. HILLMAN* (James E. Hillman)	Treasurer (Principal Financial Officer)	May 30, 2007

/s/ PAUL GLASSERMAN* (Paul Glasserman)	Director	May 30, 2007

/s/ STEVEN W. KOHLHAGEN* (Steven W. Kohlhagen)	Director	May 30, 2007

/s/ WILLIAM J. RAINER* (William J. Rainer)	Director	May 30, 2007

*	This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ JUSTIN C. FERRI (Justin C. Ferri)	Attorney-in-Fact	May 30, 2007

Exhibit No.	Description

2(n)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund